Exhibit 10.11

Execution Version

CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT

This Consent, Amendment No. 10 and Joinder to Credit Agreement (this “Agreement”) dated as of September 14, 2016 (the “Effective Date”), is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Finance Corp., a Delaware corporation, Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, 7N, LLC, a Delaware limited liability company, Mountaintop Minerals, LLC, a Delaware limited liability company, 8 North, LLC, a Delaware limited liability company, Elevation Midstream, LLC, a Delaware limited liability company, XOG Services, LLC, a Delaware limited liability company, and XOG Services, Inc., a Colorado corporation (collectively, the “Guarantors”), the undersigned Existing Lenders (as defined below), Citibank, N.A. (the “New Lender”), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, the financial institutions party thereto as Lenders (the “Existing Lenders”, and together with the New Lender (as defined below), collectively, the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015, the Waiver dated as of April 28, 2015, the Amendment No. 4 and Joinder dated as of May 27, 2015, the Amendment No. 5 dated as of September 1, 2015, the Amendment No. 6 dated as of September 10, 2015, the Amendment No. 7 and Joinder dated as of December 15, 2015, the Amendment No. 8 and Joinder dated as of June 13, 2016, and the Amendment No. 9 dated as of August 12, 2016 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Borrower desires to merge with and into Extraction Oil & Gas, LLC, a Delaware limited liability company (the “Company”), with the Company being the surviving entity (the “Proposed Merger”).  The Proposed Merger will cause the Borrower not to be in compliance with the limitations set forth in Section 6.7(a) of the Credit Agreement.

D.                                    Contemporaneously with the Proposed Merger, the Company will convert from a Delaware limited liability company to a Delaware corporation (the “Proposed Conversion”; and the Company, as converted, the “Converted Company”), and the Converted Company will assume the rights and obligations of the Borrower as the borrower under the Credit Agreement and conduct an initial public offering of the Equity Interests of the Converted Company that will be registered with the Securities Exchange Commission under the Securities Act of 1933 (the “Proposed IPO”).  The Proposed Conversion will cause the Borrower to not be in compliance with the limitations set forth in Section 6.7(b) and (c) of the Credit Agreement.

E.                                     The Lenders agree to increase the Borrowing Base to $350,000,000 as an interim redetermination of the Borrowing Base requested by the Borrower.

F.                                      In connection with the Borrowing Base redetermination provided for in the annex attached hereto, the New Lender desires to become party to the Credit Agreement as a Lender and the Commitments of the Existing Lenders and the New Lender shall be adjusted to the amounts set forth on Schedule I attached hereto.

G.                                    The Borrower has requested that the Lenders and the Administrative Agent, subject to the terms and conditions hereof (i) consent to the Proposed Merger and Proposed Conversion for purposes of Section 6.7 of the Credit Agreement and (ii) amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Joinder of New Lender.  In lieu of executing and delivering an Assignment and Assumption, each Existing Lender whose Pro Rata Share of the Commitments is decreasing in connection herewith (each an “Assignor” and, collectively, the “Assignors”) and the New Lender and each Existing Lender whose Pro Rata Share of the Commitments is increasing in connection herewith (each an “Increasing Lender”; and together with the New Lender, each an “Assignee” and, collectively, the “Assignees”) hereby agree to, and the Borrower hereby accepts, the following:

(a)                                      For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the respective Assignors, subject to and in accordance with the terms hereof and the Credit Agreement, as of the Effective Date, (i) such percentage in and to all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount identified in Schedule I hereto that would result in the Existing Lenders and Assignees having the respective Commitments set forth in Schedule I attached hereto (including without limitation any letters of credit and guaranties provided in connection with the Credit Agreement) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”).  Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Agreement, without representation or warranty by any Assignor.

(b)                                      Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 5.2 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

(c)                                       From and after the Effective Date, Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignees whether such amounts have accrued prior to, on or after the Effective Date.  The Assignors and Assignees shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

(d)                                      Administrative Agent, Issuing Lender and Borrower hereby consent to the Assignors’ assignment of the Assigned Interests to the Assignees, waive any other conditions to the effectiveness of such assignment that are not expressly set forth in this Agreement, and agree that the terms of this Agreement shall constitute an Assignment and Assumption.  Administrative Agent hereby consents to an one-time waiver of the $3,500 processing and recordation fee that would otherwise be payable by New Lender pursuant to Section 9.7(b)(iv) of the Credit Agreement as a result of the assignment provided for herein.

Section 3.                                           Consent.

(a)                                      Notwithstanding the limitations contained in Section 6.7 of the Credit Agreement, subject to the terms and conditions of this Agreement, the Lenders and the Administrative Agent hereby consent to the Borrower’s entry into the Proposed Merger and the Proposed Conversion.  The consent by the Lenders and the Administrative Agent described in this Section 3 as to the Proposed Merger and the Proposed Conversion is contingent upon the satisfaction of the conditions precedent set forth in clause (b) of this Section 3.  The consent by the Lenders and the Administrative Agent contained in this Section 3 is limited to the Proposed Merger and the Proposed Conversion, and shall not be construed to be a consent to any Loan Party taking any other corporate actions not otherwise permitted under the terms of the Credit Agreement, after giving effect to this Agreement, or a permanent waiver of Section 6.7 of the Credit Agreement (except as to the Proposed Merger and the Proposed Conversion, as limited above) or any other terms, provisions, covenants, warranties or agreements contained in any Loan Document.  The Lenders and the Administrative Agent reserve the right to exercise any rights and remedies available to them in connection with any future defaults or non-compliance with respect to Section 6.7 of the Credit Agreement and any other provision of any other Loan Document.

(b)                                      The consent by the Lenders and the Administrative Agent described in this Section 3 shall become effective on the date on which the IPO occurs (the “IPO Effective Date”) upon the Administrative Agent’s receipt of the following, duly executed by all the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent:

(1)                                 an assignment and assumption agreement and any other documents, agreements, or instruments necessary or desired by the Administrative Agent to evidence the Converted Company’s assumption of Borrower’s rights and obligations as the borrower under the Loan Documents;

(2)                                 a reaffirmation of the Guaranty executed by all Subsidiaries of the Converted Company existing on the IPO Effective Date;

(3)                                 amendments and/or reaffirmations of the Security Documents, together with appropriate UCC-1 and/or UCC-3 financing statements, if any, necessary or reasonably desirable for filing with the appropriate authorities and any other documents, agreements, or instruments necessary to create, perfect or maintain an Acceptable Security Interest in the Collateral described in the Security Documents, and together with any pledged stock or membership interest certificates and pledged notes or instruments, in each case with instruments of transfer, granting the Administrative Agent an Acceptable Security Interest in such Equity Interests, notes or instruments, as applicable;

(4)                                 a certificate from a Responsible Officer of the Converted Company dated as of the IPO Effective Date stating that as of such date (A) the representations and warranties made by any Loan Party or any officer or employee of any Loan Party contained in the Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on such date, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date, (B) no Default has occurred and is continuing; and (C) all conditions precedent set forth in this Section 3(b) have been met;

(5)                                 a certificate from a Responsible Officer of the Converted Company certifying such Person’s (A) officers’ incumbency, (B) authorizing resolutions, (C) organizational documents, and (D) governmental approvals, if any, with respect to the Loan Documents to which such Person is a party;

(6)                                 certificates of good standing for the Converted Company in each state in which each such Person is organized or qualified to do business, which certificate shall be (A) dated a date not earlier than 30 days prior to IPO Effective Date or (B) otherwise effective on the IPO Effective Date;

(7)                                 a legal opinion of Vinson & Elkins L.L.P. as outside counsel to the Loan Parties; and

(8)                                 a legal opinion of Dill Dill Carr Stonbraker & Hutchings, P.C. as Colorado counsel to the Loan Parties.

If the conditions set forth in this Section 3(b) have not been satisfied on or before December 31, 2016, the consent by the Lenders and the Administrative Agent described in this Section 3 as to the Proposed Merger and the Proposed Conversion shall not be effected and the Proposed Merger and Proposed Conversion shall not be permitted under the Credit Agreement.  If the conditions set forth in this Section 3(b) are satisfied on or before December 31, 2016, and the Proposed Merger, the Proposed Conversion, and the Proposed IPO occur, all references to “Borrower” in any Loan Document shall be deemed to be references to the Converted Company.

Section 4.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 8 of this Agreement, and effective as of the date set forth above:

(a)                                      Exhibit C to the Credit Agreement (Form of Compliance Certificate) is amended to read in its entirety as set forth on Exhibit C attached hereto;

(b)                                      Exhibit E to the Credit Agreement (Form of Notice of Borrowing) is amended to read in its entirety as set forth on Exhibit E attached hereto;

(c)                                       the Credit Agreement is hereby amended as reflected in Annex A attached hereto; and

(d)                                      Schedule I to the Credit Agreement (Commitments, Contact Information) is amended to read in its entirety as set forth in Schedule I attached to Annex A.

Section 5.                                           Reaffirmation of Liens.

(a)                                      Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                      The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 6.                                           Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 7.                                           Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)                                      the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)                                      (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                       as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 8.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                      Documentation. The Administrative Agent shall have received:

(1)                                 this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank each Existing Lender and the New Lender, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(2)                                 a Note payable to the New Lender in the amount of such New Lender’s Commitment (after giving effect to this Agreement), duly and validly executed by the Borrower;

(3)                                 a Note payable to each Increasing Lender in the amount of such Increasing Lender’s Commitment (after giving effect to this Agreement), duly and validly executed by the Borrower;

(4)                                 a certified, fully executed, correct and complete copy of the Bayswater Acquisition Agreement as in effect on the Effective Date;

(5)                                 a certificate from a Responsible Officer of each Loan Party certifying such Person’s (A) officers’ incumbency, (B) authorizing resolutions, (C) organizational documents, and (D) governmental approvals, if any, with respect to the Loan Documents to which such Person is a party; or if applicable, as to each Loan Party, certifying that there has been no change thereto since the Responsible Officer’s certificate of such Loan Party most recently delivered in connection with the Credit Agreement or any amendment thereto; and

(6)                                 duly and validly executed reaffirmations and amendments to existing Mortgages in form and substance satisfactory to the Administrative Agent and as requested by the Administrative Agent.

(b)                                      Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)                                       No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)                                      Expenses.  The Borrower’s having paid (1) all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement, (2) the upfront fees required under Section 9 below, and (3) all fees required under that certain Fee Letter dated as of September 14, 2016, among Arranger, Wells Fargo and Borrower.

Section 9.                                           Upfront Fees.

(a)                                      In consideration of the agreements of the Lenders hereunder, the Borrower agrees to pay to the Administrative Agent, (i) for each Group A Lender (as defined below), an increase upfront fee in an amount equal to 0.28% of such Group A Lender’s New Money Amount (as defined below)(collectively the “Group A Upfront Fees”) and (ii) for each Group B Lender (as defined below), an increase upfront fee in an amount equal to 0.34% of such Group B Lender’s New Money Amount (collectively and together with the Group A Upfront Fees, the “Upfront Fees”).

(b)                                      Each Lender’s Upfront Fee (i) is payable in U.S. dollars in immediately available funds, free and clear of, and without deduction for, any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with appropriate gross-up for withholding taxes), (ii) is not refundable under any circumstances, (iii) will not be subject to counterclaim, defense, setoff or otherwise affected, (iv) is deemed fully earned by such Lender once the Effective Date has occurred, and (v) is due and payable on the Effective Date.

(c)                                       “Group A Lender” means each Lender with an “X” next to its name under the “Group A Lender” column of Schedule 9 attached hereto and incorporated herein.

(d)                                      “Group B Lender” means each Lender with an “X” next to its name under the “Group B Lender” column of Schedule 9.

(e)                                       “New Money Amount” means, as to any Lender, the positive amount, if any, equal to (i) such Lender’s Pro Rata Share of the $350,000,000 Borrowing Base in effect under the Credit Agreement, after giving effect to this Agreement, minus (y) such Lender’s Pro Rata Share of the $285,000,000 Borrowing Base in effect under the Credit Agreement immediately prior to the issuance of the July 2021 7.875% Senior Notes, in each case, as set forth on Schedule 9.  Each Lender’s New Money Amount is set forth on Schedule 9.

Section 10.                                    Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 11.                                    Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 12.                                    Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; Signature pages follow.]

EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
ELEVATION MIDSTREAM, LLC
EXTRACTION OIL & GAS, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC

Each By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and an Existing Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Director

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

LENDERS:

ROYAL BANK OF CANADA,
as an Existing Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

BOKF, NA,
as an Existing Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

GOLDMAN SACHS BANK USA,
as an Existing Lender

By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

FIFTH THIRD BANK,
as an Existing Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

SUNTRUST BANK,
as an Existing Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

MUFG UNION BANK, N.A.
as an Existing Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as an Existing Lender

By:	/s/ George McKean
Name:	George McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

BARCLAYS BANK PLC,
as an Existing Lender

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Assistant Vice President

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

ABN AMRO CAPITAL USA LLC,
as an Existing Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as an Existing Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lorenz Meier
Name:	Lorenz Meier
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

CITIBANK, N.A.,
as the New Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[SIGNATURE PAGE TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]

SCHEDULE 9

			Column A	Column B	Column A — Column B
Lender	Group A Lender	Group B Lender	Pro Rata Share of $350,000,000 Borrowing Base	Pro Rata Share of $285,000,000 Borrowing Base	New Money Amount
Wells Fargo Bank, National Association		X	$58,333,333.33	$65,000,000.00	$0.00
Royal Bank of Canada	X		$29,555,555.56	$39,000,000.00	$0.00
BOKF, NA	X		$19,444,444.44	$24,000,000.00	$0.00
Barclays Bank PLC		X	$36,944,444.44	$24,000,000.00	$12,944,444.44
KeyBank National Association	X		$29,555,555.56	$24,000,000.00	$5,555,555.56
SunTrust Bank	X		$29,555,555.56	$24,000,000.00	$5,555,555.56
Fifth Third Bank	X		$19,444,444.44	$17,000,000.00	$2,444,444.44
MUFG Union Bank, N.A.	X		$11,666,666.67	$17,000,000.00	$0.00
ABN AMRO Capital USA LLC	X		$19,444,444.44	$17,000,000.00	$2,444,444.44
Goldman Sachs Bank USA	X		$29,555,555.56	$17,000,000.00	$12,555,555.56
Credit Suisse AG, Cayman Islands Branch		X	$36,944,444.44	$17,000,000.00	$19,944,444.00
Citibank, N.A.	X		$29,555,555.56	$0.00	$29,555,555.56

[SCHEDULE 9 TO CONSENT, AMENDMENT NO. 10 AND JOINDER TO CREDIT AGREEMENT — EXTRACTION]